As filed with the Securities and Exchange Commission on November 7, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Motley Fool Global Opportunities Fund (FOOLX)

This past year went very well for the Global Opportunities Fund. Of the 40 companies we held throughout the entire year, 9 gained more than 50% (including 3 that doubled).

We began the year with 48 companies in the portfolio and ended with 50. This includes new investments in Atlassian, GrubHub, Gentera, and Yum China.

We still own all the companies that were in our Top 10 largest holdings a year ago. But a few have fallen off that list, replaced by high-growth companies that had a great year. Joining our Top 10 are Align Technology, Paycom Software, SoftBank Group, and Splunk, which have leapfrogged Bank of Georgia, Douzone Bizon, Starbucks, and Tencent.

Motley Fool Small-Mid Cap Growth Fund (TMFGX)

This year was extraordinary for our companies. Four investments in the Fund more than doubled, and another nine returned between 50% and 99%. We think that’s a pretty good success rate given that we started and ended the year with 43 holdings.

Although we began and ended the year with the same number of companies in the Fund, we said goodbye to nine companies and welcomed nine new ones.

Every company currently among the Top 10 largest holdings was in the Fund a year ago. But four of those companies began the year outside the Top 10 and grew into their current positions. GrubHub, Paycom Software, ResMed, and Splunk are new to the Top 10, replacing IPG Photonics, Markel, SBA Communications, and Thor Industries.

Motley Fool Emerging Markets Fund (TMFEX)

Emerging markets generally were largely flat the past 12 months, with our Fund losing 1.61%. We had a few nice winners like Top Glove (+110%), Douzone Bizon (+75%), and NMC Health (+46%), but they couldn’t overcome the broad weakness in practically every market outside the United States.

The silver lining is that we didn’t need to make many changes to the portfolio. We sold out of one company (Almarai), added two new (Vodacom and Yum China), and gained one new position through a spin-out (we now hold Georgia Capital in addition to our investment in Bank of Georgia).

The 32 companies held in the Emerging Markets Fund are headquartered in 18 different countries.

Table of Contents
Letter from the President	1
Letter to Shareholders	2
Portfolio Characteristics	5
Fund Expense Examples	14
Schedules of Investments	16
Financial Statements	26
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Shareholder Tax Information	53
Notice to Shareholders	54

MOTLEY FOOL FUNDS

Letter FROM THE PRESIDENT

August 31, 2018 (Unaudited)

President
Denise H. Coursey

Dear Fellow Shareholders,

We have a big announcement. Are you sitting down?

Motley Fool Funds is now Motley Fool Asset Management.

You may be thinking, “Hmm, is that really a change?”

Truth be told, we have always been Motley Fool Asset Management, LLC. That’s our legal name… and we’re taking it back.

Why? Because our mission is to help the world invest better — effortlessly. It turns out mutual funds are just one way to invest better and effortlessly — and the world requires more. In January, we expanded our offerings with the launch of our first ETF, The Motley Fool 100 Index ETF (CBOE: TMFC). It was met with great excitement. Based on your reaction and the demand for the product, we realized we could, and should, do more to fulfill our mission — and that our name should reflect that.

So we’re going back to our roots. We’re re-christening ourselves Motley Fool Asset Management (MFAM, for short) because we aspire to be more than a mutual fund company. In fact, we hope that in the minds of our longtime shareholders we already are. But we will be actively looking at more ways — new products and strategies, new investment vehicles, new insights — to help you invest better.

You’ll soon see our not-so-new name roll out everywhere, including:

●	In our spiffy new logo.

●	On your brokerage statements. (We’ll be MFAM — because there’s only so much room on those statements.)

●	In our regular email updates with monthly performance numbers, market commentary, and team insights. (If you don’t receive these yet, email us at help@mfamfunds.com.)

●

On our brand-new website! Check it out at www.mfamfunds.com. We’ve spent the past few months upgrading our look and our content. We’re pretty proud of what we’ve created and would love for you to look it over and give us your feedback.

While we’re doubling down on our efforts to fulfill our mission, we want you to know that our commitment to delivering great returns for our shareholders and our commitment to our mutual funds hasn’t changed. In fact, it’s only gotten stronger.

Thank you, as always, for the trust you place in us. My team and I at Motley Fool Asset Management will continue to work hard every day to earn your trust — and to help you invest better.

Foolish best,

Denise H. Coursey
President, Motley Fool Asset Management

1

MOTLEY FOOL FUNDS

Letter to Shareholders

August 31, 2018 (Unaudited)

The Quest for Investing Nirvana

“Today’s headlines and history’s judgment are rarely the same.”

— Condoleezza Rice

Dear Fellow Shareholder,

That quote is a nice reminder that we shouldn’t get wrapped up in the spicy headlines of the day. Seen in the proper context, they often prove shortsighted, insignificant, or simply wrong. Our headline for fiscal 2018, the 12 months ended Aug. 31, is that our investing performance was excellent, and our long-term performance remains very good. But although we’re proud of our one-year performance, our focus remains on healthy performance over longer periods.

During the fiscal year, our flagship strategy, the Global Opportunities Fund, returned 22.32%, versus 11.87% for its benchmark. Our Small-Mid Cap Growth Fund returned 30.88%, against 30.18% for its benchmark. And our Emerging Markets Fund returned -1.54%, which was still better than a -2.66% loss for its benchmark. Outperforming our benchmarks is satisfying, but what we really want is for your and your clients’ accounts to continue achieving your and their financial goals.

You probably noticed the disparity in our returns. Over the past year, U.S. stocks strongly outperformed foreign ones. Our U.S.-only fund, the Small-Mid Cap Growth Fund, was our strongest performer, while our Global Opportunities Fund lagged a bit, since nearly half of its assets are invested in foreign companies. Meanwhile, our Emerging Markets Fund clung to slightly positive returns as emerging-market stock returns lagged behind those from developed foreign markets. Still, in our two funds with investments in foreign companies, we did well to outperform our benchmarks.

Our strong results came from growth stocks’ outperformance of value stocks and from good stock selection. We look to invest in the highest-quality growth businesses on the planet, because we believe that’s the most reliable way to compound capital at healthy rates over the long term. Our focus on long-term ownership of great businesses points us toward companies that can sustain healthy growth rates while helping solve meaningful problems. It also means we tend to own growth stocks instead of value stocks, even though the distinction we make is to own businesses that adeptly pursue profitable growth for the balanced benefit of stakeholders.

Regarding stock selection, we encourage you to visit www.mfamfunds.com and read our quarterly updates, where we outline stock-specific contributions and the reasons behind our investments. You can also find our investments detailed later in this annual report. You’ll see many of the same businesses you’ve seen in past years. That’s by design, and it suggests our research process is working. Once we find high-quality growth businesses, we hold on to them tenaciously.

Headlines du Jour

Coming into the year, not many people expected strong U.S. stock market returns. A common refrain was that the bull market was long in the tooth and due for a correction. Whether you believed it or not, there were enough cautionary headlines heading into 2018 to give anyone pause. September 2017 brought the destruction of hurricanes Irma and Maria, and October gave us the tragic Las Vegas concert shooting. With terrorism and safety on everyone’s mind, January arrived with a false missile alert in Hawaii. Then came talk of a government shutdown and the firing of Secretary of State Rex Tillerson in March. As for the nation’s financial health, it seemed not a week went by without a few articles declaring that rising interest rates would knock the economy off course and stall an improving employment picture. Even with the passage of the tax reform bill, stocks sold off in February, and they did so with a daily volatility that investors haven’t seen in a while. In short, the year was off to an inauspicious start.

In the face of those headlines, your investment in our funds sprinted forward anyway. We benefited by not reacting to the headlines and allowing the high-quality growth businesses in which we were already invested to play out their strategies and grow business value. But don’t be fooled: Doing little isn’t as easy as it sounds. You probably had a visceral reaction to at least one of those headlines. The ability to not react results from ongoing effort, not unlike the Buddhist pursuit of nirvana.

2

The Journey to Clarity

The Sanskrit word samsara refers to the swirl of life. This cycle is endless, filled with noise and temptation, and constantly challenges one’s ability to find a state of peace, awareness, and the absence of distraction. It keeps us from achieving the peace of nirvana.

Likewise in investing, the constant swirl of noise that comes from news headlines, daily price swings, market commentators, and latent fear are obstacles to the peace and focus we need to make consistently good investing decisions. The samsara of an investor’s life is a recipe for bad decisions and poor outcomes.

Our team’s path to investing nirvana begins with a philosophy that clearly defines what matters — and, therefore, what doesn’t. That philosophy states that independent thinking with a long-term mindset is the key to winning investing. Independent thought pays homage to the unique definition of business quality that guides our research process. A long-term mindset provides the right lens through which to filter information and reduces the need for constant activity. The combination, provided we stay true, helps the noise and temptation of modern-day samsara fall away. What is left, ideally, is a peaceful stillness in which our assessment of business quality can come into clearer focus.

Put the Headline in Context

History is a better gauge than today’s headlines, so let’s take a look back. Since inception, our funds have grown nicely in value while taking an acceptable level of risk. Our Global Opportunities Fund, which has been around since 2009, has achieved a compound annual growth rate of 14%. Our Small-Mid Cap Growth Fund has grown at 15% per year since it began in 2010, and our Emerging Markets Fund has grown at 6% per year since its inception in 2011. That puts two of our three funds ahead of their respective benchmarks. We continue to judge ourselves on this longer-term performance and encourage you to do the same with all of your investments.

Our goal remains to focus on what we can control: to search for high quality businesses — which we define as having special management teams, attractive business economics, durable competitive advantages, and sustainable growth — that we can patiently own for years, and to monitor the businesses we already own with a long-term, business owner’s mindset.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management

3

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know. Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on the stocks of high quality businesses. Even the best businesses in the world fall in price — and sometimes a lot. Over the longer term, stock prices usually reflect business values, but the relationship is much more tenuous in the short term.

We also construct focused portfolios. This means we’re likely to own far fewer securities than are in the “market” or our benchmark. This could result in higher volatility or performance that is worse from the market and benchmark. To be fair, it could also result in lower volatility and performance that is better.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 5, 8 and 11 of this report. Additional risk information is provided in section 2 of the Notes to Financial Statements.

4

Motley Fool Global Opportunities Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Global Opportunities Fund Investor Shares had an audited net asset value of $25.91 per share attributed to 15,178,397 shares outstanding, and the Institutional Shares had an audited net asset value of $25.97 per share attributed to 3,041,446 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the Investor Shares launch on June 16, 2009 to August 31, 2018, the Investor Shares had an average annual total return of 13.73% versus a return of 11.62% over the same period for its benchmark, FTSE Global All Cap Net Tax Index. From the Institutional Shares launch on June 17, 2014 to August 31, 2018, the Institutional Shares returned 10.71% versus a return of 7.58% over the same period for the FTSE Global All Cap Net Tax Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for the periods ended AUGUST 31, 2018
	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	22.32%	12.26%	13.73%	6/16/2009
Institutional Shares*	22.48%	N/A	10.71%	6/17/2014
FTSE Global All Cap Net Tax Index**	11.87%	10.18%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.15% and Net 1.15%; Institutional Shares: Gross 1.17% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 11.62% from the inception date of the Investor Shares and 7.58% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

5

Motley Fool Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Amazon.com, Inc.	6.4%
NMC Health, PLC	4.7
Align Technology, Inc.	4.3
Mastercard, Inc., Class A	4.3
XPO Logistics, Inc.	4.2
Medtronic, PLC	4.2
SoftBank Group Corp.	3.1
Paycom Software, Inc.	3.1
IPG Photonics Corp.	2.7
Splunk, Inc.	2.5
39.5%

6

Motley Fool Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Motley Fool Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	32.7%
Consumer Discretionary	17.1
Health Care	16.9
Industrials	10.5
Financials	7.0
Consumer Staples	5.4
Real Estate	5.0
Telecommunication Services	3.1
97.7%

Top ten Countries	% OF Net Assets
United States *	53.4%
United Kingdom	9.7
United Arab Emirates	5.7
Panama	4.6
China	4.1
Belgium	3.8
Mexico	3.5
India	2.7
Sweden	1.7
Switzerland	1.5
90.7%

*	As of the date of this report, the Fund had a holding of 2.2% in the U.S. Bank Money Market Deposit Account.

7

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Small-Mid Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Small-Mid Cap Growth Fund Investor Shares had an audited net asset value of $27.32 per share attributed to 11,116,961 shares outstanding and the Institutional Shares had an audited net asset value of $27.50 per share attributed to 1,111,393 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2010 to August 31, 2018, the Investor Shares had an average annual total return of 14.81% versus a return of 15.50% over the same period for its benchmark, the Russell 2500 Growth Index. From the Institutional Shares launch on June 17, 2014 to August 31, 2018, the Institutional Shares returned 12.28% versus a return of 13.05% over the same period for the Russell 2500 Growth Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for the periods ended AUGUST 31, 2018
	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	30.88%	13.37%	14.81%	11/1/2010
Institutional Shares*	31.10%	N/A	12.28%	6/17/2014
Russell 2500 Growth Index**	30.18%	14.63%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.16% and Net 1.15%; Institutional Shares: Gross 1.47% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 15.50% from the inception date of the Investor Shares and 13.05% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell 2500 Growth Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small and mid-cap growth segment of the U.S. stock market. The Russell 2500 Growth Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The

8

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics (Continued)
(Unaudited)

Fund may invest in companies that are not included within the Russell 2500 Growth Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2500 Growth Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2500 Growth Index. The index is unmanaged and not available for direct investment. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the Small-Mid Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the Small-Mid Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

9

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics (concluded)
(Unaudited)

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
XPO Logistics, Inc.	6.9%
Align Technology, Inc.	4.7
Paycom Software, Inc.	4.0
GrubHub, Inc.	3.9
Texas Roadhouse, Inc.	3.8
Cooper Companies, Inc. (The)	3.6
LCI Industries	3.5
Splunk, Inc.	3.3
Jones Lang LaSalle, Inc.	3.3
ResMed, Inc.	3.3
40.3%

The Motley Fool Small-Mid Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	25.7%
Health Care	18.8
Consumer Discretionary	16.6
Industrials	14.9
Real Estate	9.4
Financials	9.4
Consumer Staples	3.7
Materials	1.2
99.7%

10

Motley Fool Emerging Markets Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Emerging Markets Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Emerging Markets Fund Investor Shares had an audited net asset value of $14.01 per share attributed to 2,663,640 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Shares of $10.00 per share attributed to 106,350 shares outstanding. From the Investor Shares launch on November 1, 2011 to August 31, 2018, the Investor Shares had an average annual total return of 6.05% versus a return of 3.80% over the same period for its benchmark, the FTSE Emerging Markets All Cap China A Inclusion Net Tax Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for periods ended AUGUST 31, 2018
	One Year	Five Year	SINCE Inception	Inception Date
Investor Shares*	-1.54%	4.74%	6.05%	11/1/2011
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index**	-2.66%	5.14%	3.80%(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 2.00% and Net 1.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Investor Shares only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Emerging Markets All Cap China A Inclusion Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

11

Motley Fool Emerging Markets Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in emerging market foreign countries. In prior years, the Fund’s strategy included investments in both developed and emerging markets countries. Along with a name change effective August 31, 2017, the Fund has been focused on emerging economies.

The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Because the Emerging Markets Fund is free to invest in companies of any size around the world, investments in companies with smaller market capitalizations will be an important component of the Fund’s investment program. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. In addition to company risk, fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. Please refer to the prospectus for a more detailed discussion of the Fund’s strategies and risks.

While investing in a particular sector is not a principal investment strategy of the Emerging Markets Fund, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
NMC Health PLC	6.8%
Top Glove Corp., Bhd	5.8
Tencent Holdings Ltd.	5.3
Douzone Bizon Co., Ltd.	5.2
MercadoLibre, Inc.	4.6
Yum China Holdings, Inc.	4.5
Credicorp Ltd.	4.4
Alibaba Group Holding Ltd., SP ADR	3.8
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	3.8
Gentera SAB de CV	3.7
47.9%

12

Motley Fool Emerging Markets Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Motley Fool Emerging Markets Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	22.1%
Financials	17.0
Consumer Discretionary	16.4
Health Care	16.3
Industrials	13.1
Telecommunication Services	5.1
Consumer Staples	3.7
Real Estate	0.6
94.3%

Top ten Countries	% OF Net Assets
China	20.3%
Mexico	10.1
United Arab Emirates	9.2
Indonesia	6.0
Malaysia	5.8
South Korea	5.2
Argentina	4.6
Peru	4.4
Brazil	4.0
Taiwain	3.8
73.4%

13

Motley Fool Funds
Fund Expense Examples
AUGUST 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 to August 31, 2018, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value March 1, 2018	Ending Account Value august 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
Global Opportunities Fund - Investor Shares
Actual	$1,000.00	$1,051.10	$5.43	1.05%	5.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05	N/A
Global Opportunities Fund - Institutional Shares
Actual	$1,000.00	$1,051.80	$4.91	0.95%	5.18%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95	N/A

14

Motley Fool Funds
Fund Expense Examples (Concluded)
AUGUST 31, 2018 (Unaudited)

	Beginning Account Value March 1, 2018	Ending Account Value august 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
Small-Mid Cap Growth Fund - Investor Shares
Actual	$1,000.00	$1,083.30	$5.78	1.10%	8.33%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10	N/A
Small-Mid Cap Growth Fund - Institutional Shares
Actual	$1,000.00	$1,084.40	$4.99	0.95%	8.44%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95	N/A
Emerging Markets Fund - Investor Shares
Actual	$1,000.00	$909.70	$5.54	1.15%	-9.03%
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

15

Motley Fool Global Opportunities Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 96.9%
Air Freight & Logistics — 4.2%
XPO Logistics, Inc. (United States)*	186,000	$19,809,000
Auto Components — 1.0%
Gentex Corp. (United States)	200,000	4,676,000
Banks — 4.8%
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	343,129	7,092,476
Bank of Georgia Group PLC (Georgia)	263,132	5,638,982
HDFC Bank Ltd., ADR (India)	100,000	10,127,000
		22,858,458
Beverages — 1.4%
Anheuser-Busch InBev SA/NV, SP ADR (Belgium) (a)	70,500	6,572,715
Capital Markets — 0.7%
Georgia Capital PLC (Georgia)*	263,132	3,502,787
Commercial Services & Supplies — 1.6%
KAR Auction Services, Inc. (United States)	117,708	7,379,114
Communications Equipment — 1.3%
Infinera Corp. (United States)*	661,100	5,916,845
Consumer Finance — 1.5%
Gentera SAB de CV (Mexico)	7,200,000	7,307,311
Electronic Equipment, Instruments & Components — 2.7%
IPG Photonics Corp. (United States)*	72,000	12,634,560
Lagercrantz Group AB, Class B (Sweden)	19,591	194,160
		12,828,720
Equity Real Estate Investment Trusts — 4.0%
American Tower Corp. (United States)	64,000	9,543,680
SBA Communications Corp. (United States)*	60,000	9,313,800
		18,857,480
Food & Staples Retailing — 2.0%
Costco Wholesale Corp. (United States)	40,000	9,325,200
Food Products — 2.0%
Nestle SA (Switzerland)	68,694	5,758,422
Nippon Indosari Corpindo Tbk PT (Indonesia)	54,234,800	3,589,940
		9,348,362

See Notes to Financial Statements.

16

Motley Fool Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 10.9%
Align Technology, Inc. (United States)*	53,000	$20,483,970
Medtronic PLC (Ireland)	205,272	19,790,273
ResMed, Inc. (United States)	102,000	11,363,820
		51,638,063
Health Care Providers & Services — 4.7%
NMC Health PLC (United Arab Emirates)	435,482	22,204,581
Hotels, Restaurants & Leisure — 3.6%
Starbucks Corp. (United States)	195,000	10,422,750
Yum China Holdings, Inc. (China)	171,251	6,623,989
		17,046,739
Household Durables — 0.8%
Tupperware Brands Corp. (United States)	120,000	3,902,400
Internet & Direct Marketing Retail — 9.3%
Amazon.com, Inc. (United States)*	15,100	30,391,921
Ctrip.com International Ltd., ADR (China)*	200,752	7,859,441
Zooplus AG (Germany)*	33,200	5,456,832
		43,708,194
Internet Software & Services — 7.2%
Alphabet, Inc., Class C (United States)*	9,024	10,992,947
GrubHub, Inc. (United States) (a)*	50,000	7,205,500
MercadoLibre, Inc. (Argentina)	23,287	7,973,702
Tencent Holdings Ltd. (China)	180,000	7,737,691
		33,909,840
IT Services — 6.1%
Mastercard, Inc., Class A (United States)	93,300	20,111,748
PayPal Holdings, Inc. (United States)*	94,900	8,762,117
		28,873,865
Life Sciences Tools & Services — 1.3%
Horizon Discovery Group PLC (United Kingdom)*	2,135,499	5,993,927
Machinery — 0.6%
Fanuc Corp. (Japan)	16,000	3,137,356

See Notes to Financial Statements.

17

Motley Fool Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Media — 0.8%
Multiplus SA (Brazil)	278,600	$1,664,172
System1 Group PLC (United Kingdom)	700,000	2,132,652
		3,796,824
Multiline Retail — 1.5%
Mitra Adiperkasa Tbk PT (Indonesia)	123,010,000	6,976,581
Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc. (United States)	30,000	4,575,600
Semiconductors & Semiconductor Equipment — 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	215,000	9,374,000
Software — 11.3%
Atlassian Corp., PLC, Class A (Australia)*	132,000	11,881,320
Douzone Bizon Co., Ltd. (South Korea)	149,798	7,668,953
Paycom Software, Inc. (United States)*	93,230	14,461,838
Splunk, Inc. (United States)*	93,300	11,956,395
Ultimate Software Group, Inc. (The) (United States)*	24,450	7,571,431
		53,539,937
Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc. (United States)	45,000	10,243,350
Trading Companies & Distributors — 1.9%
Watsco, Inc. (United States)	50,000	8,749,500
Transportation Infrastructure — 1.4%
International Container Terminal Services, Inc. (Philippines)	3,750,000	6,568,181
Wireless Telecommunication Services — 3.1%
SoftBank Group Corp. (Japan)	160,000	14,813,974
Total Common Stocks (Cost $270,737,184)		457,434,904

Participatory Notes — 0.8%
Air Freight & Logistics — 0.8%
Aramex PJSC (United Arab Emirates) (b)*	3,134,000	3,754,162
Total Participatory Notes (Cost $2,790,802)		3,754,162

See Notes to Financial Statements.

18

Motley Fool Global Opportunities Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Investment Purchased with Proceeds From Securities Lending Collateral — 1.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	7,205,183	$7,205,183
Total Investment Purchased with Proceeds From Securities Lending Collateral (Cost $7,205,183)		7,205,183

Short-Term Investments — 2.2%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (c)	10,459,861	10,459,861
Total Short-Term Investments (Cost $10,459,861)		10,459,861

Total Investments (Cost $291,193,030) — 101.4%		478,854,110
Liabilities in Excess of Other Assets — (1.4)%		(6,669,395)
NET ASSETS — 100.0%
(Applicable to 18,219,843 shares outstanding)		$472,184,715

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $7,136,242.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018, the total market value of Rule 144A securities was $3,754,162 and represents 0.8% of net assets.

(c)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

19

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 97.7%
Air Freight & Logistics — 8.2%
CH Robinson Worldwide, Inc. (United States)	46,000	$4,419,680
XPO Logistics, Inc. (United States)*	215,000	22,897,500
		27,317,180
Auto Components — 5.6%
Gentex Corp. (United States)	300,000	7,014,000
LCI Industries (United States)	124,670	11,588,077
		18,602,077
Automobiles — 3.3%
Thor Industries, Inc. (United States) (a)	115,000	10,975,600
Banks — 3.9%
Access National Corp. (United States)	124,832	3,387,940
Carter Bank & Trust (United States)*	199,600	3,493,000
Lakeland Financial Corp. (United States)	60,000	2,956,200
SVB Financial Group (United States)*	10,000	3,227,500
		13,064,640
Biotechnology — 1.2%
Ionis Pharmaceuticals, Inc. (United States)*	89,100	4,070,979
Capital Markets — 2.5%
Diamond Hill Investment Group, Inc. (United States)	43,959	8,202,310
Commercial Services & Supplies — 1.6%
KAR Auction Services, Inc. (United States)	85,000	5,328,650
Electronic Equipment, Instruments & Components — 4.8%
IPG Photonics Corp. (United States)*	49,500	8,686,260
NLight, Inc. (United States) (a)*	235,000	7,240,350
		15,926,610
Equity Real Estate Investment Trusts — 4.2%
SBA Communications Corp. (United States)*	55,000	8,537,650
STAG Industrial, Inc. (United States)	195,000	5,629,650
		14,167,300
Food Products — 1.3%
McCormick & Co., Inc. (United States) (a)	34,000	4,245,920

See Notes to Financial Statements.

20

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 15.6%
Align Technology, Inc. (United States)*	41,000	$15,846,090
Cooper Companies, Inc. (The) (United States)	46,400	11,868,192
NuVasive, Inc. (United States)*	81,549	5,723,924
ResMed, Inc. (United States)	99,000	11,029,590
Varian Medical Systems, Inc. (United States)*	67,000	7,505,340
		51,973,136
Health Care Technology — 1.7%
Teladoc, Inc. (United States) (a)*	75,000	5,816,250
Hotels, Restaurants & Leisure — 3.8%
Texas Roadhouse, Inc. (United States)	184,929	12,750,855
Household Durables — 0.4%
TRI Pointe Group, Inc. (United States)*	120,000	1,738,800
Household Products — 2.4%
Church & Dwight Co., Inc. (United States)	141,600	8,011,728
Insurance — 2.9%
Markel Corp. (United States)*	7,900	9,549,520
Internet Software & Services — 5.2%
Alarm.com Holdings, Inc. (United States)*	80,000	4,503,200
GrubHub, Inc. (United States) (a)*	90,000	12,969,900
		17,473,100
IT Services — 1.6%
Broadridge Financial Solutions, Inc. (United States)	40,000	5,405,600
Leisure Products — 2.0%
Hasbro, Inc. (United States)	68,615	6,814,156
Machinery — 1.9%
Proto Labs, Inc. (United States)*	40,000	6,218,000
Paper & Forest Products — 1.1%
KapStone Paper and Packaging Corp. (United States)	110,400	3,792,240
Real Estate Management & Development — 5.0%
Jones Lang LaSalle, Inc. (United States)	72,500	11,057,700
Newmark Group, Inc., Class A (United States)	437,237	5,618,495
		16,676,195

See Notes to Financial Statements.

21

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software — 13.4%
Everbridge, Inc. (United States)*	60,000	$3,612,600
Paycom Software, Inc. (United States)*	85,000	13,185,200
Paylocity Holding Corp. (United States)*	131,000	10,406,640
Splunk, Inc. (United States)*	87,000	11,149,050
Ultimate Software Group, Inc. (The) (United States)*	21,000	6,503,070
		44,856,560
Specialty Retail — 1.2%
Tractor Supply Co. (United States)	44,800	3,954,944
Trading Companies & Distributors — 2.9%
Fastenal Co. (United States) (a)	76,750	4,479,130
Watsco, Inc. (United States)	30,250	5,293,447
		9,772,577
Total Common Stocks (Cost $185,194,988)		326,704,927

Investments Purchased with Proceeds From Securities Lending Collateral — 7.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	24,035,200	24,035,200
Total Investment Purchased with Proceeds From Securities Lending Collateral (Cost $24,035,200)		24,035,200

Short-Term Investments — 2.1%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (b)	6,993,504	6,993,504
Total Short-Term Investments (Cost $6,993,504)		6,993,504

Total Investments (Cost $216,223,692) — 107.0%		357,733,631
Liabilities in Excess of Other Assets — (7.0)%		(23,502,867)
NET ASSETS — 100.0%
(Applicable to 12,228,354 shares outstanding)		$334,230,764

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $24,073,751.
(b)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

22

Motley Fool Emerging Markets Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 94.3%
Banks — 12.2%
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	45,000	$930,150
Bank of Georgia Group PLC (Georgia)	30,000	642,907
Credicorp Ltd. (Peru)	7,500	1,635,150
HDFC Bank Ltd., ADR (India)	13,350	1,351,955
		4,560,162
Beverages — 0.9%
Coca-Cola Icecek AS (Turkey)	75,000	326,943
Capital Markets — 1.1%
Georgia Capital PLC (Georgia)*	30,000	399,357
Consumer Finance — 3.7%
Gentera SAB de CV (Mexico)	1,350,000	1,370,121
Diversified Telecommunication Services — 0.9%
Telkom SA SOC Ltd. (South Africa)	100,000	342,168
Food & Staples Retailing — 1.0%
CP ALL PCL, NVDR (Thailand)	190,000	391,899
Food Products — 1.8%
Nippon Indosari Corpindo Tbk PT (Indonesia)	10,022,700	663,428
Health Care Equipment & Supplies — 5.8%
Top Glove Corp., Bhd (Malaysia)	800,000	2,167,564
Health Care Providers & Services — 10.5%
Georgia Healthcare Group PLC (Georgia) (a)*	90,000	267,441
NMC Health, PLC (United Arab Emirates)	50,000	2,549,426
Odontoprev SA (Brazil)	350,000	1,118,804
		3,935,671
Hotels, Restaurants & Leisure — 4.5%
Yum China Holdings, Inc. (China)	43,500	1,682,580
Internet & Direct Marketing Retail — 3.5%
Ctrip.com International Ltd., ADR (China)*	33,300	1,303,695

See Notes to Financial Statements.

23

Motley Fool Emerging Markets Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Internet Software & Services — 16.9%
Alibaba Group Holding Ltd., SP ADR (China)*	8,200	$1,435,082
Baidu, Inc., SP ADR (China)*	5,250	1,189,020
MercadoLibre, Inc. (Argentina)	5,000	1,712,050
Tencent Holdings Ltd. (China)	45,600	1,960,215
		6,296,367
Media — 1.0%
Multiplus SA (Brazil)	60,000	358,400
Multiline Retail — 3.6%
Mitra Adiperkasa Tbk PT (Indonesia)	23,420,000	1,328,278
Real Estate Management & Development — 0.6%
Lippo Karawaci Tbk PT (Indonesia)	10,000,000	241,553
Semiconductors & Semiconductor Equipment — 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	32,500	1,417,000
Software — 5.2%
Douzone Bizon Co., Ltd. (South Korea)	38,000	1,945,421
Transportation Infrastructure — 13.1%
DP World Ltd. (United Arab Emirates)	42,000	898,800
Grupo Aeroportuario del Pacifico SAB de CV, ADR (Mexico)	11,500	1,188,065
Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)	6,400	1,200,576
International Container Terminal Services, Inc. (Philippines)	645,000	1,129,727
TAV Havalimanlari Holding AS (Turkey)	95,000	477,979
		4,895,147
Wireless Telecommunication Services — 4.2%
Safaricom Ltd. (Kenya)	4,000,000	1,122,583
Vodacom Group Ltd. (South Africa)	50,000	430,013
		1,552,596
Total Common Stocks (Cost $27,987,159)		35,178,350

See Notes to Financial Statements.

24

Motley Fool Emerging Markets Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Short-Term Investments — 2.4%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (b)	913,233	$913,233
Total Short-Term Investments (Cost $913,233)		913,233

Total Investments (Cost $28,900,392) — 96.7%		36,091,583
Other Assets in Excess of Liabilities — 3.3%		1,238,813
NET ASSETS — 100.0%
(Applicable to 2,663,640 shares outstanding)		$37,330,396

*	Non-income producing security.

ADR — American Depositary Receipt

NVDR — Non-Voting Depository Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018, the total market value of Rule 144A securities was $267,441 and represents 0.7% of net assets.

(b)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

25

Motley Fool Funds
STATEMENTS of Assets and Liabilities
AUGUST 31, 2018

	Motley Fool Global Opportunities Fund	Motley Fool Small-Mid Cap Growth Fund	Motley Fool Emerging Markets Fund
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $273,527,986, $185,194,988 and $27,987,159, respectively)	$461,189,066	$326,704,927	$35,178,350
Investments purchased with proceeds from securities lending collateral (cost $7,205,183, $24,035,200 and $0, respectively)	7,205,183	24,035,200	—
Short-term investments, at value (cost $10,459,861, $6,993,504 and $913,233, respectively)	10,459,861	6,993,504	913,233
Foreign currency, at value (cost $392,573, $0 and $32,189, respectively)	390,242	—	31,889
Receivables for:
Dividends and tax reclaims	406,666	232,266	39,776
Shares of beneficial interest sold	314,228	671,394	1,329,083
Prepaid expenses and other assets	28,362	18,941	9,898
Total assets	479,993,608	358,656,232	37,502,229

LIABILITIES
Payables for:
Securities lending collateral	7,205,183	24,035,200	—
Advisory fees	321,131	227,175	25,522
Shares of beneficial interest redeemed	113,128	39,397	103,272
Audit and tax service fees	21,000	21,000	21,000
Other accrued expenses and liabilities	148,451	102,696	22,039
Total liabilities	7,808,893	24,425,468	171,833
Net assets	$472,184,715	$334,230,764	$37,330,396

NET ASSETS CONSIST OF:
Par value	$18,220	$12,228	$2,664
Paid-in-capital	259,252,863	182,064,131	30,411,939
Undistributed/(accumulated) net investment income/(loss)	—	(438,175)	177,371
Accumulated net realized gain/(loss) from investments and foreign currency transactions	25,262,838	11,082,641	(450,746)
Net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	187,650,794	141,509,939	7,189,168
Net assets	$472,184,715	$334,230,764	$37,330,396

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$393,197,341	$303,668,741	$37,330,396
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,178,397	11,116,961	2,663,640
Net asset value, offering and redemption price per share	$25.91	$27.32	$14.01

Institutional Shares:
Net assets applicable to capital shares outstanding	$78,987,374	$30,562,023	N/A
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,041,446	1,111,393	N/A
Net asset value, offering and redemption price per share	$25.97	$27.50	N/A

The accompanying notes are an integral part of these financial statements.

26

Motley Fool Funds
Statements of Operations
AUGUST 31, 2018

	Motley Fool Global Opportunities Fund	Motley Fool Small-Mid Cap Growth Fund	Motley Fool Emerging Markets Fund
INVESTMENT INCOME
Dividends	$4,631,488	$2,571,528	$688,686
Less foreign taxes withheld	(209,616)	—	(56,964)
Securities lending income	36	514	—
Total investment income	4,421,908	2,572,042	631,722

EXPENSES
Advisory fees	3,746,542	2,426,207	316,375
Transfer agent fees and shareholder service fees- Investor Shares	400,507	243,365	80,038
Transfer agent fees and shareholder service fees - Institutional Shares	64,829	51,267	N/A
Administration and accounting services fees	194,399	123,848	9,033
Custodian fees	45,249	10,770	26,225
Registration and filing fees - Investor Shares	40,527	42,707	31,231
Registration and filing fees - Institutional Shares	13,877	12,589	N/A
Legal fees	38,952	29,767	3,889
Printing and shareholder reporting fees - Investor Shares	38,348	30,168	6,692
Printing and shareholder reporting fees - Institutional Shares	4,746	2,037	N/A
Director’s fees	35,206	25,975	1,499
Officer’s fees	21,798	17,729	2,208
Audit and tax service fees	21,000	21,000	21,000
Other expenses	17,093	26,200	2,409
Total expenses	4,683,073	3,063,629	500,599
Expense fees waived/reimbursed net of amount recaptured - Investor Shares	—	146,709	(72,562)
Expense fees waived/reimbursed net of amount recaptured - Institutional Shares	(80,089)	(56,058)	N/A
Net expenses after waivers/reimbursements	4,602,984	3,154,280	428,037
Net investment income/(loss)	(181,076)	(582,238)	203,685

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	28,058,262	13,478,362	1,095,168
Foreign currency transactions	(23,121)	—	3,937
Net change in unrealized appreciation/(depreciation) on:
Investments	59,951,499	60,454,237	(2,149,169)
Foreign currency translation	(7,270)	—	(1,261)
Net realized and unrealized gain/(loss)	87,979,370	73,932,599	(1,051,325)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,798,294	$73,350,361	$(847,640)

The accompanying notes are an integral part of these financial statements.

27

Motley Fool Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$(181,076)	$657,803	$747,966
Net realized gain/(loss) from investments and foreign currency transactions	28,035,141	47,847,421	9,546,196
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	59,944,229	24,608,203	(10,795,721)
Net increase/(decrease) in net assets resulting from operations	87,798,294	73,113,427	(501,559)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	(740,296)	(604,493)	(34,910)
Institutional Shares	(84,137)	(186,098)	(13,802)
Distributions from net realized capital gains
Investor Shares	(42,375,430)	(8,485,045)	(166,111)
Institutional Shares	(7,912,272)	(1,167,344)	(3,300)
Total dividends and distributions to shareholders	(51,112,135)	(10,442,980)	(218,123)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	42,484,213	22,119,265	32,544,953
Reinvestment of dividends	42,328,884	8,937,049	197,667
Shares redeemed	(60,158,888)	(100,374,196)	(72,564,161)
Redemption fees (2)	8,008	33,388	38,069
Total from Investor Shares	24,662,217	(69,284,494)	(39,783,472)
Institutional Shares
Proceeds from shares sold	11,443,903	46,460,601	876,179
Reinvestment of dividends	7,910,044	1,333,174	16,889
Shares redeemed	(6,961,572)	(3,097,677)	(1,365,672)
Redemption fees (2)	262	519	20
Total from Institutional Shares	12,392,637	44,696,617	(472,584)
Net increase/(decrease) in net assets from capital share transactions	37,054,854	(24,587,877)	(40,256,056)
Total increase/(decrease) in net assets	73,741,013	38,082,570	(40,975,738)
NET ASSETS:
Beginning of period	$398,443,702	360,361,132	401,336,870
End of period (3)	$472,184,715	$398,443,702	$360,361,132
Undistributed/accumulated net investment income/(loss)	$—	$814,529	$(760,546)

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

28

Motley Fool Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	1,726,902	1,001,231	1,642,369
Shares reinvested	1,874,618	449,511	9,795
Shares redeemed	(2,447,827)	(4,767,676)	(3,682,983)
Net increase/(decrease) in shares	1,153,693	(3,316,934)	(2,030,819)

Institutional Shares
Shares sold	458,054	2,235,895	44,003
Shares reinvested	349,692	66,891	837
Shares redeemed	(282,356)	(141,726)	(69,455)
Net increase/(decrease) in shares	525,390	2,161,060	(24,615)

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

29

Motley Fool Small-Mid Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$(582,238)	$(537,448)	$(653,431)
Net realized gain/(loss) from investments and foreign currency transactions	13,478,362	15,186,364	(2,484,075)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	60,454,237	26,696,119	(1,992,860)
Net increase/(decrease) in net assets resulting from operations	73,350,361	41,345,035	(5,130,366)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	—	—	(349,750)
Institutional Shares	—	—	(20,359)
Distributions from net realized capital gains
Investor Shares	(12,858,211)	—	—
Institutional Shares	(1,293,569)	—	—
Total dividends and distributions to shareholders	(14,151,780)	—	(370,109)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	69,130,104	18,375,235	21,811,467
Reinvestment of dividends	12,578,509	—	343,728
Shares redeemed	(42,324,699)	(52,151,022)	(50,140,829)
Redemption fees (2)	3,475	22,135	24,628
Total from Investor Shares	39,387,389	(33,753,652)	(27,961,006)
Institutional Shares
Proceeds from shares sold	5,927,695	16,606,797	1,388,492
Reinvestment of dividends	1,293,568	—	20,358
Shares redeemed	(2,345,507)	(4,083,956)	(2,787,636)
Redemption fees (2)	—	3,350	175
Total from Institutional Shares	4,875,756	12,526,191	(1,378,611)
Net increase/(decrease) in net assets from capital share transactions	44,263,145	(21,227,461)	(29,339,617)
Total increase/(decrease) in net assets	103,461,726	20,117,574	(34,840,092)
NET ASSETS:
Beginning of period	$230,769,038	210,651,464	245,491,556
End of period (3)	$334,230,764	$230,769,038	$210,651,464
Undistributed/accumulated net investment income/(loss)	$(438,175)	$(544,611)	$(639,202)

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

30

Motley Fool Small-Mid Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	2,730,967	894,155	1,202,801
Shares reinvested	520,849	—	18,293
Shares redeemed	(1,683,331)	(2,559,950)	(2,748,791)
Net increase/(decrease) in shares	1,568,485	(1,665,795)	(1,527,697)

Institutional Shares
Shares sold	230,304	818,234	77,879
Shares reinvested	53,255	—	1,083
Shares redeemed	(92,122)	(198,206)	(152,821)
Net increase/(decrease) in shares	191,437	620,028	(73,859)

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

31

Motley Fool Emerging Markets Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$203,685	$310,507	$200,032
Net realized gain/(loss) from investments and foreign currency transactions	1,099,105	(1,181,087)	638,236
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	(2,150,430)	6,836,590	2,234,424
Net increase/(decrease) in net assets resulting from operations	(847,640)	5,966,010	3,072,692
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	(314,358)	(150,543)	(300,972)
Institutional Shares	—	(27,959)	(18,444)
Total dividends and distributions to shareholders	(314,358)	(178,502)	(319,416)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	11,167,842	6,665,378	2,517,000
Reinvestment of dividends	313,688	150,020	300,095
Shares redeemed	(7,446,112)	(6,442,570)	(7,766,303)
Redemption fees (2)	1,145	1,728	3,403
Total from Investor Shares	4,036,563	374,556	(4,945,805)
Institutional Shares
Proceeds from shares sold (3)	—	1,528,574	147,950
Reinvestment of dividends (3)	—	27,959	18,444
Shares redeemed (3)	—	(4,132,249)	(4,349)
Redemption fees (2)	—	61	—
Total from Institutional Shares	—	(2,575,655)	162,045
Net increase/(decrease) in net assets from capital share transactions	4,036,563	(2,201,099)	(4,783,760)
Total increase/(decrease) in net assets	2,874,565	3,586,409	(2,030,484)
NET ASSETS:
Beginning of period	$34,455,831	30,869,422	32,899,906
End of period (3)	$37,330,396	$34,455,831	$30,869,422
Undistributed/accumulated net investment income/(loss)	$177,371	$284,107	$178,488

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)

Effective on May 2, 2017, the Institutional Shares closed to all new and existing shareholders. Any Institutional Shares that were not exchanged for Investor Shares, or redeemed, by June 30, 2017, were liquidated and the proceeds returned to the shareholder.

(4)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

32

Motley Fool Emerging Markets Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	756,831	508,484	228,294
Shares reinvested	22,185	13,160	27,787
Shares redeemed	(514,436)	(534,316)	(709,020)
Net increase/(decrease) in shares	264,580	(12,672)	(452,939)
Institutional Shares
Shares sold	—	132,224	13,740
Shares reinvested	—	2,448	1,705
Shares redeemed	—	(309,403)	(387)
Net increase/(decrease) in shares	—	(174,731)	15,058

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

33

Motley Fool Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.09	$20.36		$20.32	$21.00	$19.24	$15.48
Net investment income/(loss)(3)	(0.02)	0.03		0.04	0.05	0.11	0.07
Net realized and unrealized gain/(loss) from investments	4.94	4.30		0.01	(0.29)	1.87	3.79
Net increase/(decrease) in net assets resulting from operations	4.92	4.33		0.05	(0.24)	1.98	3.86
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.04)		— *	(0.11)	(0.04)	(0.11)
Net realized capital gains	(3.05)	(0.56)		(0.01)	(0.33)	(0.18)	—
Total dividends and distributions to shareholders	(3.10)	(0.60)		(0.01)	(0.44)	(0.22)	(0.11)
Redemption and small-balance account fees	— *	—	*	— *	— *	— *	0.01
Net asset value, end of period	$25.91	$24.09		$20.36	$20.32	$21.00	$19.24
Total investment return(4)	22.32%	21.91	%(5)	0.25%	(1.13)%	10.43%	25.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$393,197	$337,821		$353,118	$393,611	$413,624	$354,081
Ratio of expenses to average net assets	1.06%	1.15	%(6)	1.14%	1.15%	1.26%	1.36%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.15	%(6)	1.14%	1.13%	1.23%	1.37%
Ratio of net investment income/(loss) to average net assets	(0.06)%	0.18	%(6)	0.20%	0.23%	0.55%	0.44%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.06)%	0.18	%(6)	0.20%	0.25%	0.59%	0.43%
Portfolio turnover rate	15%	38	%(5)	26%	21%	24%	22%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. During the year ended October 31, 2013, 0.06% of the Fund’s total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total return would have been 25.08%. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016, October 31, 2015 and October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

34

Motley Fool Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.09	$20.40		$20.35	$21.01	$20.36
Net investment income/(loss)(4)	0.02	0.09		0.08	0.10	0.03
Net realized and unrealized gain/(loss) from investments	4.94	4.25		0.02	(0.31)	0.62
Net increase/(decrease) in net assets resulting from operations	4.96	4.34		0.10	(0.21)	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.09)		(0.04)	(0.12)	—
Net realized capital gains	(3.05)	(0.56)		(0.01)	(0.33)	—
Total dividends and distributions to shareholders	(3.08)	(0.65)		(0.05)	(0.45)	—
Redemption and small-balance account fees	— *	—	*	— *	— *	—	*
Net asset value, end of period	$25.97	$24.09		$20.40	$20.35	$21.01
Total investment return(5)	22.48%	21.97	%(6)	(0.47)%	(0.97)%	3.19	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$78,987	$60,623		$7,243	$7,726	$4,038
Ratio of expenses to average net assets	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.17	%(7)	2.12%	2.14%	3.78	%(7)
Ratio of net investment income/(loss) to average net assets	0.07%	0.48	%(7)	0.39%	0.46%	0.39	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.04)%	0.26	%(7)	(0.78)%	0.73%	(2.43	)%(7)
Portfolio turnover rate	15%	38	%(6)	26%	21%	24	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

35

Motley Fool Small-Mid Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.04	$18.29		$18.72	$18.59	$17.25	$12.58
Net investment income/ (loss)(3)	(0.06)	(0.05)		(0.05)	0.03	0.07	— *
Net realized and unrealized gain/(loss) from investments	6.69	3.80		(0.35)	0.14	1.51	4.69
Net increase/(decrease) in net assets resulting from operations	6.63	3.75		(0.40)	0.17	1.58	4.69
Dividends and distributions to shareholders from:
Net investment income	—	—		(0.03)	(0.04)	(0.03)	(0.03)
Net realized capital gains	(1.35)	—		—	—	(0.22)	—
Total dividends and distributions to shareholders	(1.35)	—		(0.03)	(0.04)	(0.25)	(0.03)
Redemption and small-balance account fees	— *	—	*	— *	— *	0.01	0.01
Net asset value, end of period	$27.32	$22.04		$18.29	$18.72	$18.59	$17.25
Total investment return(4)	30.88%	20.50	%(5)	(2.15)%	0.91%	9.35%	37.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$303,669	$210,404		$205,149	$238,482	$231,600	$162,336
Ratio of expenses to average net assets	1.12%	1.15	%(6)	1.15%	1.15%	1.27%	1.38%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.16	%(6)	1.17%	1.16%	1.30%	1.54%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.30	)%(6)	(0.29)%	0.17%	0.38%	0.03%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.16)%	(0.31	)%(6)	(0.31)%	0.17%	0.36%	(0.13)%
Portfolio turnover rate	19%	24	%(5)	21%	30%	18%	24%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. For the years ended October 31, 2014 and October 31, 2013, 0.06% and 0.08%, respectively, of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total investment return would have been 9.29% and 37.36%, respectively. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

36

Motley Fool Small-Mid Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.14	$18.34		$18.75	$18.61	$17.94
Net investment income/(loss)(4)	(0.01)	(0.03)		(0.02)	0.07	0.02
Net realized and unrealized gain/(loss) from investments	6.72	3.83		(0.33)	0.13	0.65
Net increase/(decrease) in net assets resulting from operations	6.71	3.80		(0.35)	0.20	0.67
Dividends and distributions to shareholders from:
Net investment income	—	—		(0.06)	(0.06)	—
Net realized capital gains	(1.35)	—		—	—	—
Total dividends and distributions to shareholders	(1.35)	—		(0.06)	(0.06)	—
Redemption and small-balance account fees	— *	—	*	— *	— *	—	*
Net asset value, end of period	$27.50	$22.14		$18.34	$18.75	$18.61
Total investment return(5)	31.10%	20.72	%(6)	(1.89)%	1.04%	3.73	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$30,562	$20,365		$5,502	$7,010	$2,798
Ratio of expenses to average net assets	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.17%	1.47	%(7)	2.40%	2.45%	4.93	%(7)
Ratio of net investment income/(loss) to average net assets	(0.05)%	(0.15	)%(7)	(0.08)%	0.35%	0.27	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.26)%	(0.67	)%(7)	(1.53)%	(1.15)%	(3.71	)%(7)
Portfolio turnover rate	19%	24	%(6)	21%	30%	18	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

37

Motley Fool Emerging Markets Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.36	$11.93		$10.88	$12.61	$12.66	$10.94
Net investment income/ (loss)(3)	0.08	0.12		0.07	0.09	0.16	0.13
Net realized and unrealized gain/(loss) from investments	(0.30)	2.38		1.09	(1.63)	(0.12)	1.73
Net increase/(decrease) in net assets resulting from operations	(0.22)	2.50		1.16	(1.54)	0.04	1.86
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.07)		(0.11)	(0.19)	(0.08)	(0.15)
Net realized capital gains	—	—		—	—	(0.02)	—
Total dividends and distributions to shareholders	(0.13)	(0.07)		(0.11)	(0.19)	(0.10)	(0.15)
Redemption and small-balance account fees	— *	—	*	— *	— *	0.01	0.01
Net asset value, end of period	$14.01	$14.36		$11.93	$10.88	$12.61	$12.66
Total investment return(4)	(1.54)%	21.06	%(5)	(10.76)%	(12.33)%	0.47%	17.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$37,330	$34,456		$28,776	$31,160	$47,566	$40,119
Ratio of expenses to average net assets	1.15%	1.15	%(6)	1.15%	1.13%	1.24%	1.35%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.34%	2.00	%(6)	2.09%	1.84%	1.88%	2.60%
Ratio of net investment income (loss) to average net assets	0.54%	1.17	%(6)	0.64%	0.80%	1.29%	1.15%
Ratio of net investment income/ (loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.35%	0.32	%(6)	(0.30)%	0.09%	0.66%	(0.10)%
Portfolio turnover rate	7%	21	%(5)	54%	20%	25%	26%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Emerging Markets Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received as reference in Note 3. Excluding this item, total investment return would have been 0.39% and 17.23%, respectively. For the year ended August 31, 2018, the fiscal period ended August 31, 2017, years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

38

MOTLEY FOOL FUNDS

Notes to Financial Statements

AUGUST 31, 2018

1. Organization AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Motley Fool Global Opportunities Fund (“Global Opportunities Fund”) (formerly known as Motley Fool Independence Fund), Motley Fool Small-Mid Cap Growth Fund (“Small-Mid Cap Growth Fund”) (formerly known as Motley Fool Great America Fund) and Motley Fool Emerging Markets Fund (“Emerging Markets Fund”) (formerly known as Motley Fool Epic Voyage Fund) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. As of August 31, 2018, Global Opportunities Fund and Small-Mid Cap Growth Fund each offer two classes of shares, Investor and Institutional. Emerging Markets Fund offered one class of shares, Investor.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Small-Mid Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Emerging Markets Fund pursues its objective by investing primarily in common stocks of companies organized in emerging market foreign countries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be

39

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$457,434,904	$379,896,413	$77,538,491	$—	$—
Participatory Notes	3,754,162	3,754,162	—	—	—
Investments Purchased with Proceeds From Securities Lending Collateral	7,205,183	7,205,183	—	—	—
Short-Term Investments	10,459,861	10,459,861	—	—	—
Total Investments*	$478,854,110	$401,315,619	$77,538,491	$—	$—

40

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

SMALL-MID CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$326,704,927	$326,704,927	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	24,035,200	24,035,200	—	—	—
Short-Term Investments	6,993,504	6,993,504	—	—	—
Total Investments*	$357,733,631	$357,733,631	$—	$—	$—

EMERGING MARKETS FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$35,178,350	$20,963,439	$14,214,911	$—	$—
Short-Term Investments	913,233	913,233	—	—	—
Total Investments*	$36,091,583	$21,876,672	$14,214,911	$—	$—

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

41

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

The Global Opportunities Fund and the Emerging Markets Fund had significant transfers between Level 1 to Level 2 of $10,566,521 and $5,624,021 respectively, during the current fiscal period due to fair value pricing.

The Small-Mid Cap Growth Fund did not have any transfers between Level 1 and Level 2 during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the

42

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and Emerging Markets Fund invest, and the Small-Mid Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying

43

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain

44

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund, Small-Mid Cap Growth Fund and Emerging Markets Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

45

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

		EXPENSE CAPS
FUND	ADVISORY FEE	INVESTOR CLASS	INSTITUTIONAL CLASS
Global Opportunities Fund	0.85%	1.15%	0.95%
Small-Mid Cap Growth Fund	0.85%	1.15%	0.95%
Emerging Markets Fund	0.85%	1.15%	N/A

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$3,746,542	$—	$3,746,542
Small-Mid Cap Growth Fund	2,426,207	—	2,426,207
Emerging Markets Fund	316,375	(72,562)	243,813

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. The Motley Fool Global Opportunities Fund Institutional Class had expense fees waived in the amount of $80,089. The Motley Fool Small-Mid Cap Growth Fund Institutional Class had expense fees waived in the amount of $56,058, and the Motley Fool Small-Mid Cap Growth Fund Investor Class had expense fees reimbursed in the amount of $146,709. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	OCTOBER 31, 2018*	OCTOBER 31, 2019	AUGUST 31, 2020	AUGUST 31, 2021	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$—	$—	$—
Global Opportunities Fund - Institutional Class	16,108	85,311	83,548	80,089	265,056
Small-Mid Cap Growth Fund - Investor Class	—	—	—	—	—
Small-Mid Cap Growth Fund - Institutional Class	17,968	88,812	73,109	56,058	235,947
Emerging Markets Fund - Investor Class	26,921	271,449	202,227	72,562	573,159

*	September 1, 2018 to October 31, 2018

46

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Funds through December 3, 2017. Effective December 4, 2017, U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Funds’ transfer and dividend disbursing agent through December 3, 2017. Effective December 4, 2017, Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Funds through December 3, 2017. Effective December 4, 2017, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services, BNY Mellon, and the Custodian, please refer to the Statements of Operations.

DIRECTOR’S AND OFFICER’S COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for these services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. The same individual serves as President and Chief Compliance Officer of the Company and also serves as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate him or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

SHAREHOLDER ACCOUNT-RELATED SERVICES — The Company’s Board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Company’s Funds, or to reimburse the Adviser for such expenses it paid on the Company’s behalf. These financial intermediaries generally have omnibus accounts with the Company’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Company.

During the current fiscal period, the amounts paid by the Funds for third-party shareholder account-related services were as follows:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	TOTAL
Global Opportunities Fund	$138,353	$2,025	$140,378
Small-Mid Cap Growth Fund	80,913	1,911	82,824
Emerging Markets Fund	18,086	N/A	18,086

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

47

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including Motley Fool Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$61,998,271	$76,547,771
Small-Mid Cap Growth Fund	86,741,478	52,282,728
Emerging Markets Fund	5,798,515	2,510,479

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$291,350,893	$199,808,596	$(12,315,665)	$187,492,931
Small-Mid Cap Growth Fund	216,223,692	142,977,535	(1,467,596)	141,509,939
Emerging Markets Fund	28,900,392	10,898,044	(3,708,876)	7,189,168

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

48

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to net operating loss adjustments, foreign currency transactions, and investments in partnerships and PFICs, were reclassified among the following accounts:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$190,980	$13,219	$(204,199)
Small-Mid Cap Growth Fund	688,674	(144,613)	(544,061)
Emerging Markets Fund	3,937	(3,937)	—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$—	$25,420,701	$—	$—	$187,492,931
Small-Mid Cap Growth Fund	—	11,082,641	—	(438,175)	141,509,939
Emerging Markets Fund	177,371	—	450,746	—	7,189,168

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2018 and 2017 were as follows:

FUND	TAX YEAR END	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2018	$2,302,285	$48,809,850	$51,112,135
Global Opportunities Fund	2017	799,221	9,643,760	10,442,981
Small-Mid Cap Growth Fund	2018	—	14,151,780	14,151,780
Small-Mid Cap Growth Fund	2017	—	—	—
Emerging Markets Fund	2018	314,358	—	314,358
Emerging Markets Fund	2017	178,502	—	178,502

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2018. The Small-Mid Cap Growth Fund deferred qualified late-year losses of $438,175 which will be treated as arising on the first business day of the following fiscal year.

49

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Emerging Markets Fund had unexpiring short-term losses of $450,746.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Motley Fool Global Opportunities Fund	$7,136,242	$7,205,183	$36
Motley Fool Small-Mid Cap Growth Fund	24,073,751	24,035,200	514

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

		GROSS AMOUNTS OFFSET IN	NET AMOUNT OF ASSETS PRESENTED IN	GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS OF RECOGNIZED ASSETS	THE STATEMENT OF ASSETS AND LIABILITIES	THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Motley Fool Global Opportunities Fund	$7,136,242	$—	$7,136,242	$(7,136,242)	$—	$—
Motley Fool Small-Mid Cap Growth Fund	24,073,751	—	24,073,751	(24,073,751)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

50

MOTLEY FOOL FUNDS

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2018

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

51

MOTLEY FOOL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool Global Opportunities Fund, Motley Fool Small-Mid Cap Growth Fund, and Motley Fool Emerging Markets Fund (the “Funds”), each a series of The RBB Fund, Inc. (the “Trust”), including the schedules of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period ended August 31, 2017, and for the year ended October 31, 2016, financial highlights for the year then ended, for the period ended August 31, 2017 and for each of the four years in the period ended October 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2018

52

MOTLEY FOOL FUNDS

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. During the fiscal year ended August 31, 2018, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Motley Fool Global Opportunities Fund	$2,273,455	$48,838,670
Motley Fool Small-Mid Cap Growth Fund	—	11,082,641
Motley Fool Emerging Markets Fund	314,358	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Motley Fool Global Opportunities Fund	100.00%
Motley Fool Small-Mid Cap Growth Fund	0.00%
Motley Fool Emerging Markets Fund	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Motley Fool Global Opportunities Fund	2.00%
Motley Fool Small-Mid Cap Growth Fund	0.00%
Motley Fool Emerging Markets Fund	6.30%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

53

MOTLEY FOOL FUNDS

Notice to Shareholders (Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between the Adviser and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool Global Opportunities Fund, the Motley Fool Small-Mid Cap Growth Fund, and the Motley Fool Emerging Markets Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and the Adviser with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance policies and procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Funds and the Adviser The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors observed that the Motley Fool Global Opportunities Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Global Opportunities Fund ranked in the 2nd quintile in its Performance Universe and Performance Group for the one- and two-year periods ended December 31, 2017.

54

MOTLEY FOOL FUNDS

Notice to Shareholders (Concluded) (Unaudited)

The Directors noted the Motley Fool Small-Mid Cap Growth Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Small-Mid Cap Growth Fund ranked in the 1st quintile in its Performance Group for the one-, two-, three-, four- and five-year periods ended December 31, 2017.

The Directors noted the Motley Fool Emerging Markets Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Emerging Markets Fund ranked in the 4th quintile in its Performance Group for the one- and two-year periods ended December 31, 2017, and in the 5th quintile in its Performance Universe for the one- and two-year periods ended December 31, 2017.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.15% and 0.95% for Investor Shares and Institutional Shares, respectively, of the Funds.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2019.

55

MOTLEY FOOL FUNDS

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: http://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

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MOTLEY FOOL FUNDS

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Motley Fool Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

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MOTLEY FOOL FUNDS

PRIVACY NOTICE (Concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

58

MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

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MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

60

MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (CONCLUDED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 .

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

61

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$503,650	$475,825
PricewaterhouseCoopers LLP	$255,514	$229,142
Tait, Weller & Baker	$88,300	$73,300
BBD LLP	$0	$15,000
Aggregate Fees	$847,464	$793,267

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
BBD LLP	$0	$0
Aggregate Fees	$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$128,320	$152,100
PricewaterhouseCoopers LLP	$48,610	$41,717
Tait, Weller & Baker	$17,000	$14,000
BBD LLP	$0	$2,000
Aggregate Fees	$193,930	$209,817

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
BBD LLP	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$128,320	$152,100
PricewaterhouseCoopers LLP	$324,610	$343,130
Tait	$17,000	$14,000
BBD LLP	$0	$2,000
Aggregate Fees	$469,930	$511,230

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/5/2018

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	11/5/2018

*	Print the name and title of each signing officer under his or her signature.